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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Imperial Credit Industries, Inc.

We consent to the use of our report, dated January 26, 1999, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                   KPMG LLP


Los Angeles, California
June 16, 1999